                                                                   EXHIBIT 10.24

                        PACIFICARE HEALTH SYSTEMS, INC.
                         FORM OF STOCK OPTION AGREEMENT
                         UNDER THE AMENDED AND RESTATED
                  1996 NON-OFFICER DIRECTORS STOCK OPTION PLAN

        This Agreement, dated ________________ ("Agreement"), is made by and between PacifiCare Health Systems, Inc., a Delaware corporation (the "Company"), and __________________ (the "Optionee"):

        WHEREAS, the terms of the Amended and Restated 1996 Non-Officer Directors Stock Option Plan of PacifiCare Health Systems, Inc. (the "Directors Plan"), the terms of which are hereby incorporated by reference and made a part of this Agreement, provide for an automatic annual grant of non-qualified stock options (the "Options") to purchase shares of the Company's Common Stock to non-employee directors of the Company on June 30th of each year;

        WHEREAS, the Company wishes to carry out the terms of the Directors Plan; and

        WHEREAS, the Company continues to believe that it is to the advantage and best interest of the Company and its stockholders that the Optionee receive the Options provided for herein as an incentive for the Optionee to continue to serve as a member of the Company's Board of Directors (the "Board") and has instructed the authorized officers to issue such Options;

        NOW THEREFORE, in consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

        Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary.

Section 1.1 - Board

        "Board" means the Company's Board of Directors.

Section 1.2 - Chief Financial Officer

        "Chief Financial Officer" means the Chief Financial Officer of the Company.

Section 1.3 - Committee

        "Committee" means a committee of the Board comprised of two or more members of the Board with such members of the committee being non-employee directors as defined in Rule 16b-3(b) (or any successor provision) promulgated under the Exchange Act.

Section 1.4 - Common Stock

        "Common Stock" means the Company's common stock, par value $.01 per share.

Section 1.5 - Date of Grant

        "Date of Grant" means the date on which the Options are granted to Optionee pursuant to the terms of this Agreement.

Section 1.6 - Directors Plan

        "Directors Plan" means the Amended and Restated 1996 Non-Officer Directors Stock Option Plan of PacifiCare Health Systems, Inc.

Section 1.7 - Employee Plan

        "Employee Plan" means the 1996 Stock Option Plan for Officers and Key Employees of PacifiCare Health Systems, Inc., as amended.

Section 1.8 - Exchange Act

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

Section 1.9 - Option Price

        "Option Price" means the purchase price per share of the shares of Common Stock underlying the Options granted pursuant to this Agreement.

Section 1.10 - Options

        "Options" mean the non-qualified stock options to purchase shares of Common Stock granted under this Agreement.

Section 1.11 - Pronouns

        The masculine pronoun shall include the feminine and neuter, and the singular the plural, where the context so indicates.

Section 1.12 - Secretary

        "Secretary" means the Secretary of the Company.

Section 1.13 - Subsidiary

        "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                                   ARTICLE II
                                GRANT OF OPTIONS

Section 2.1 - Grant of Options

        The Company irrevocably grants to the Optionee the Options to purchase an aggregate of ____________ shares of Common Stock upon the terms and conditions set forth in this Agreement. The Date of Grant for the Options is
____________.

Section 2.2 - Option Price

        The Option Price shall be ________ per share without commission or other charge.

Section 2.3 - Consideration to Company

        The Options are being granted in consideration of the Optionee's agreement to render services to the Company as a member of the Board.

Section 2.4 - Adjustments in Options

        (a) Changes in Company's Shares. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to the outstanding shares of Common Stock or other similar transactions, proportionate adjustments shall be made by the Committee in the number and kind of shares for the purchase of which options may be granted (including adjustments of the limitation on the maximum number and kind of shares which may be issued on exercise of options), which adjustments shall be consistent with comparable adjustments made pursuant to the corresponding provision in the Employee Plan.

        (b) Adjustments in Outstanding Awards. In the event that the outstanding shares of Common Stock are hereafter changed into or exchanged for a different number or kind of shares or other securities of the Company, or of another corporation, by reason of reorganization, merger, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares, or in the event of extraordinary cash or non-cash dividends being declared with respect to the outstanding shares of Common Stock or other similar transactions, the Committee shall make proportionate adjustments in the number and kind of shares as to which all outstanding options, or portions thereof then unexercised, shall be exercisable, to the end that after such event the optionee's proportionate interest shall be maintained as before the occurrence of such event. Such adjustments shall be consistent with comparable adjustments made pursuant to the corresponding provision in the Employee Plan. Such adjustment in an outstanding option shall be made without change in the total price applicable to the option or the unexercised portion of the option (except for any change in the aggregate price resulting from rounding-off of share quantities or prices) and with any necessary corresponding adjustment in option price per share. Any such adjustment made by the Committee shall be final and binding upon all optionees, the Company and all other interested persons.

                                   ARTICLE III
                            PERIOD OF EXERCISABILITY

Section 3.1 - Commencement of Exercisability

        Subject to Section 3.3, the Options shall be fully vested and exercisable on the Date of Grant; provided, however, that the underlying shares of Common Stock may not be sold within the first six (6) months of the Date of Grant.

Section 3.2 - Duration of Exercisability

        The Options shall remain exercisable until they become unexercisable under Section 3.3.

Section 3.3 - Expiration of Options

        The Options may not be exercised to any extent by anyone after the expiration of 10 years from the Date of Grant.

                                   ARTICLE IV
                               EXERCISE OF OPTIONS

Section 4.1 - Person Eligible to Exercise

        During the lifetime of the Optionee, only he, his guardian, legal representative or other person approved by the Committee in its sole discretion may exercise the Options or any portion thereof. After the death of the Optionee, any exercisable portion of the Options may, prior to the time when the Options become unexercisable under Article III, be exercised by his personal representative or by any person empowered to do so under the Optionee's will or under the then applicable laws of descent and distribution.

Section 4.2 - Partial Exercise

        Any exercisable portion of the Options or the entire Options may be exercised in whole or in part at any time prior to the time when the Options or portion thereof become unexercisable under Article III; provided, however, that each partial exercise shall be for not less than 100 shares and shall be for whole shares only.

Section 4.3 - Manner of Exercise

        Any exercisable portion of the Options, or the entire Options may be exercised solely by delivery to the Secretary or Chief Financial Officer or their respective offices of all of the following prior to the time when the Option or such portion becomes unexercisable under Section 3.3:

        a. Notice in writing signed by the Optionee or the other person then entitled to exercise the Options or portion thereof, stating that such Options or portion are being exercised, such notice complying with all applicable rules established by the Committee;

        b. (i) Full payment (in cash or by check) for the shares with respect to which such Options or portion are exercised;

           (ii) With the consent of the Committee, shares of any class of the Company's stock owned by the Optionee duly endorsed for transfer to the Company with a Fair Market Value (as determinable under Section 4(c) of the Directors Plan) on the date of delivery equal to the aggregate Option Price with respect to which such Options or portion being exercised (which shares shall be owned by the Optionee for more than six months at the time they are delivered);

           (iii) With the consent of the Committee and provided the use of the following procedure by an Optionee would not violate Rule 16(b) under the Exchange Act delivery to the Company of (x) irrevocable instructions to deliver the stock certificates representing the shares for which the Options are being exercised directly to a broker, and (y) instructions to the broker to sell such shares and promptly deliver to the Company the portion of the sale proceeds equal to the aggregate Option Price;

           (iv) With the consent of the Committee, any other form of cashless exercise permitted under Section 4.4 hereof; or

           (v) Any combination of the consideration provided in the foregoing subparagraphs (i), (ii), (iii) and (iv);

        c. A bona fide written representation and agreement, in a form satisfactory to the Committee, signed by the Optionee or other person then entitled to exercise such Options or portion, stating that the shares of stock are being acquired for his own account, for investment and without any present intention of distributing or reselling said shares or any of them except as may be permitted under the Securities Act of 1933, as amended (the "Act"), and then applicable rules and regulations thereunder, and that the Optionee or other person then entitled to exercise such Options or portion will indemnify the Company against and hold it free and harmless from any loss, damage, expense or liability resulting to the Company if any sale or distribution of the shares by such person is contrary to the representation and agreement referred to above. The Committee may, in its absolute discretion, take whatever additional actions it deems appropriate to insure the observance and performance of such representation and agreement and to effect compliance with the Act and any other federal or state securities laws or regulations. Without limiting the generality of the foregoing, the Committee may require an opinion of counsel acceptable to it to the effect that any subsequent transfer of shares acquired on an Option exercise does not violate the Act, and may issue stop-transfer orders covering such shares. Share certificates evidencing stock issued on exercise of the Options shall bear an appropriate legend referring to the provisions of this subsection (c) and the agreements herein. The written representation and agreement referred to in the first sentence of this subsection (c) shall, however, not be required if the shares to be issued pursuant to such exercise have been registered under the Act, and such registration is then effective in respect of such shares;

        d. Full payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Options; and

        e. In the event the Options or portion thereof shall be exercised pursuant to Section 4.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Options.

        The date of exercise of the Options shall be deemed to be the date all of the foregoing conditions are met.

Section 4.4 - Cashless Exercise Procedures

        The Company, in its sole discretion, may establish procedures whereby the Optionee, subject to the requirements of Rule 16b-3 under the Exchange Act , Regulation T issued by the Board of Governors of the Federal Reserve System pursuant to the Exchange Act, federal income tax laws, and other federal, state and local tax and securities laws, can exercise the Option or a portion thereof without making a direct payment of the Option Price to the Company. If the Company so elects to establish a cashless exercise program, the Company shall determine, in its sole discretion and from time to time, such administrative procedures and policies as it deems appropriate consistent with those of any cashless exercise program established pursuant to the Employee Plan and such procedures and policies shall be binding on the Optionee should he elect to utilize the cashless exercise program.

Section 4.5 - Conditions to Issuance of Stock Certificates

        The shares of stock deliverable upon the exercise of the Options, or any portion thereof, may be either previously authorized but unissued shares of Common Stock or issued shares of Common Stock that have then been reacquired by the Company. Such shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of the Options, or any portion thereof, prior to fulfillment of all of the following conditions:

        a. The admission of such shares of Common Stock to listing on all stock exchanges which such class of stock is then listed;

        b. The completion of any registration or other qualification of such shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

        c. The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable;

        d. The payment to the Company of all amounts which, under federal, state or local law, it is required to withhold upon exercise of the Options; and

        e. The lapse of such reasonable period of time following the exercise of the Options as the Committee may from time to time establish for reasons of administrative convenience.

Section 4.6 - Rights as Stockholder

        The holder of the Options shall not be, nor have any of the rights or privileges of, a stockholder of the Company in respect of any shares of Common Stock receivable upon the exercise of any part of the Option unless and until certificates representing such shares of Common Stock shall have been issued by the Company to such holder.

                                    ARTICLE V
                                  MISCELLANEOUS

Section 5.1 - Administration

        The Committee shall have the power to interpret the Directors Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Directors Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon the Optionee, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Directors Plan or the Options.

Section 5.2 - Options Not Transferable

        Neither the Options nor any interest or right therein or part thereof shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy) and any attempted disposition thereof shall be null and void and of no effect; provided, however, that this Section 5.2 shall not prevent transfers by will or by the applicable laws of descent and distribution.

Section 5.3 - Shares to Be Reserved

        The Company shall at all times during the term of the Options reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of this Agreement.

Section 5.4 - Withholding

        The provisions of Section 12 of the Plan shall govern any withholding that the Company is required to make with respect to the exercise of the Options.

Section 5.5 - Notices

        Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of its Secretary or Chief Financial Officer and any notice to be given to the Optionee shall be addressed to him at the address given beneath his signature hereto. By a notice given pursuant to this Section 5.5, either party may hereafter designate a different address for notices to be given to him. Any notice which is required to be given to the Optionee shall, if the Optionee is then deceased, be given to the Optionee's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section 5.5. Any notice shall have been deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

Section 5.6 - Titles

        Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

Section 5.7 - Inconsistency between Agreement and Directors Plan

        In the event of any inconsistency between the provisions of this Agreement and the Directors Plan, the provisions of the Directors Plan shall govern.

Section 5.8 - Choice of Law

        This Agreement shall be construed and enforced in accordance with the laws of the State of California.

        IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto.

                                    PACIFICARE HEALTH SYSTEMS, INC.


                                    By:
                                       ------------------------------



------------------------------
Optionee

------------------------------

------------------------------
Address

Social Security Number:


------------------------------